UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

FortuneX Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: Telephone: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, and one-half of one warrant	FXACU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	FXAC	Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	FXACW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2026, FortuneX Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Ordinary Share of the Company at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $75,000,000. The underwriters were granted a 45-day option from the date of the prospectus to purchase up to an additional 1,125,000 Units to cover over-allotments, which they exercised in full on May 28, 2026, bringing the total Units sold to 8,625,000 resulting in aggregate gross proceeds of $86,250,000.

Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, acted as the sole book-running manager in connection with the offering pursuant to the Underwriting Agreement dated May 21, 2026.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1, as amended (File No. 333-295053), originally filed with the U.S. Securities and Exchange Commission on April 15, 2025 and declared effective on May 19, 2026 (the “Registration Statement”):

●	Underwriting Agreement, dated May 21, 2026, by and between the Company and Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, as sole book-running manager for the offering, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrants Agreement, dated May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated May 21, 2026, by and among the Company, its officers and directors, and FortuneX Investment Partners Limited (the “Sponsor”), a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated May 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated May 21, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●	Private Placement Unit Subscription Agreement, dated May 21, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference; and

●	Administrative Services Agreement, dated February 28, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 hereto and incorporated herein by reference;

●	Share Escrow Agreement, dated as of May 26, 2026, by and among FortuneX Acquisition Corporation, FortuneX Investment Partners Limited, the shareholders party thereto and Continental Stock Transfer & Trust Company, as Escrow Agent, pursuant to which the Founder Shares were deposited into escrow, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

●	Indemnification Agreements, each dated May 21, 2026, by and between the Company and each of its directors and officers, including Daniel M. McCabe, Becky Fallon, Sean Michael Deegan, and Robert Labbe, copies of which are filed as Exhibits 10.9, 10.10, 10.11 and 10.12 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) with the Sponsor for 260,000 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating aggregate gross proceeds of $2,600,000. The Private Units are identical to the Units sold in the IPO, except that the Private Units are subject to certain transfer restrictions and registration rights as described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale.

The issuance of the Private Units was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 19, 2026, in connection with the effectiveness of the Company’s Registration Statement, Becky Fallon, Sean Michael Deegan, and Robert Labbe became members of the board of directors (the “Board”) of the Company.

The Board has determined that each of Becky Fallon, Sean Michael Deegan, and Robert Labbe qualify as an independent director under the applicable listing standards of the Nasdaq Global Market (“Nasdaq”) and under the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Becky Fallon, Sean Michael Deegan, and Robert Labbe serve as members of the Company’s audit committee, corporate governance and nominating committee and compensation committee. Sean Michael Deegan serves as chairperson of the audit committee, Daniel M. McCabe serves as chairperson of the corporate governance and nominating committee, and Becky Fallon serves as chairperson of the compensation committee. Sean Michael Deegan qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Other than the foregoing, none of the directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On May 19, 2026, the Company adopted its Amended and Restated Memorandum and Articles of Association, which became effective upon the effectiveness of the Company’s Registration Statement.

A copy of the Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 21, 2026, by and between the Company and Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, as sole book-running manager for the offering.

3.1	Amended and Restated Memorandum and Articles of Association

4.4	Warrants Agreement, dated May 21, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated May 21, 2026, by and among the Company, its officers and directors, and FortuneX Investment Partners Limited.

10.2	Investment Management Trust Agreement, dated May 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated May 21, 2026, by and between the Company and Equinox Capital Solutions Limited

10.6	Private Placement Units Purchase Agreement, dated May 21, 2026, by and between the Company and the Sponsor

10.7	Administrative Services Agreement, dated February 28, 2026, by and between the Company and the Sponsor

10.8	Share Escrow Agreement, dated as of May 26, 2026, by and among FortuneX Acquisition Corporation, FortuneX Investment Partners Limited, the shareholders party thereto and Continental Stock Transfer & Trust Company, as Escrow Agent.

10.9	Indemnification Agreement, dated May 21, 2026, by and between FortuneX Acquisition Corporation and Daniel M. McCabe.

10.10	Indemnification Agreement, dated May 21, 2026, by and between FortuneX Acquisition Corporation and Becky Fallon.

10.11	Indemnification Agreement, dated May 21, 2026, by and between FortuneX Acquisition Corporation and Sean Michael Deegan.

10.12	Indemnification Agreement, dated May 21, 2026, by and between FortuneX Acquisition Corporation and Robert Labbe.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

99.3	Press Release Announcing Exercise of Over-Allotment Option

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuneX Acquisition Corporation

Date: May 29, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer and Chairman (Principal Executive Officer, Principal Accounting Officer, and Principal Financial Officer)

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